UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2023
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ViewRay, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Thermo Fisher Way, Oakwood Village, Ohio 44146
(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210
1099 18th Street, Suite 3000, Denver, Colorado 80202
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAYQ	NONE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously announced, on July 16, 2023, ViewRay, Inc. (the “Company”) and its subsidiary, ViewRay Technologies, Inc. (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Petitions”) under Chapter 11 of Title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

The Debtors continue to operate their business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. Additional information about the Chapter 11 Cases, including access to Court documents, is available online at
cases.stretto.com/ViewRay/, a website administered by Stretto, Inc., a third-party bankruptcy claims and noticing agent. The information on this website is not incorporated by reference into, and does not constitute part of, this Form 8-K.
Item 7.01 Regulation FD Disclosure.
On September 6, 2023, the Debtors each filed with the Bankruptcy Court their monthly operating reports for the period beginning July 17, 2023 and ending July 31, 2023 (collectively, the “July Monthly Operating Reports”). The July Monthly Operating Reports are attached hereto, as Exhibits 99.1 and 99.2, and are incorporated herein by reference. This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The July Monthly Operating Reports and other filings with the Bankruptcy Court related to the Chapter 11 Cases may be available electronically at cases.stretto.com/ViewRay/.
The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding the July Monthly Operating Reports
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the July Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The July Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The July Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the July Monthly Operating Reports are complete. The July Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the July Monthly Operating Reports should not be viewed as indicative of future results.
Furthermore, this Form 8-K and/or the July Monthly Operating Reports may contain forward-looking statements within the meaning of Section 27A of the Private Securities Litigation Reform Act. Statements in this Form 8-K and/or the July Monthly Operating Reports that are not purely historical are forward-looking statements. Terms such as “will”, “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify such forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Form 8-K may include, without limitation, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to the DIP Credit Documents or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the possibility that the Company may not be able to complete a sale of all or a portion of the Company’s assets on favorable terms, or at all; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s Chapter 11 Cases, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, any senior secured super-priority debtor in possession term loan facilities, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the

Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Credit Documents and other financing arrangements; the trading price and volatility of the Company’s common stock and the risks related to trading on the OTC Pink Market; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; and the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s current and future reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its Quarterly Reports on Form 10-Q, as updated periodically with the Company’s other filings with the SEC. These forward-looking statements are made as of the date of this Form 8-K, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	ViewRay, Inc., Monthly Operating Report for the period ended July 31, 2023
99.2	ViewRay Technologies, Inc., Monthly Operating Report for the period ended July 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: September 7, 2023	By:	/s/ Sanket Shah
Sanket Shah
General Counsel and Corporate Secretary